UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 14, 2005

Date of Report (Date of earliest event reported)

HARRAH’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Harrah’s Court

Las Vegas, Nevada 89119

(Address of principal executive offices)  (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Harrah’s Entertainment, Inc. (the “Registrant”) acquired Caesars Entertainment, Inc. (“Caesars”) on June 13, 2005, and is filing this current report on Form 8-K to restate the consolidated financial statements of Caesars to reflect the reclassification of the assets and liabilities of Caesars’ Reno Hilton, Casino Nova Scotia Halifax, Casino Nova Scotia Sydney, Caesars Tahoe, Flamingo Laughlin and a Halifax, Nova Scotia, hotel as assets and liabilities held for sale and the operating results for those properties for all periods presented as discontinued operations in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

Subsequent to March 31, 2005, Caesars sold Casino Nova Scotia Halifax, Casino Nova Scotia Sydney and Caesars Tahoe. In May 2005, Caesars reached an agreement to sell the Reno Hilton, and that sale, which is subject to regulatory approvals, is expected to close in the fourth quarter of 2005.  Also included in the Registrant’s acquisition of Caesars were the Flamingo Laughlin casino and a Halifax, Nova Scotia, hotel that the Registrant determined to classify as assets held for sale in its financial statements.

SFAS No. 144 requires the restatement of Caesars’ previously issued financial statements to reflect the subsequent reclassification of certain operations to discontinued operations.  Accordingly, the Registrant is filing this Form 8-K to restate the consolidated financial statements of Caesars for each of the three years in the period ended December 31, 2004, and consolidated condensed financial statements of Caesars for the three months ended March 31, 2004 and 2005, to reflect the reclassification of Reno Hilton, Casino Nova Scotia Halifax, Casino Nova Scotia Sydney, Caesars Tahoe, Flamingo Laughlin and a Halifax, Nova Scotia hotel, from continuing operations to discontinued operations.  The following restated information is presented in this current report on Form 8-K (the “Form 8-K)”:

•     Selected Financial Data for the five years ended December 31, 2004, that were originally filed as Part II, Item 6 of Caesars’ Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”);

•     Financial Statements and Supplementary Data for the years ended December 31, 2002, through December 31, 2004, that were originally filed in Part II, Item 8 of the Form 10-K;

•     Schedule II – Consolidated Valuation and Qualifying Accounts for the years ended December 31, 2002, through December 31, 2004, that were originally filed in Part IV, Item 15(a)(2) of the Form 10-K; and

•     Financial Statements and Supplementary Data for the three months ended March 31, 2005, that were originally filed as Part I, Item 1 of Caesars’ quarterly report on Form 10-Q for the three-month period ended March 31, 2005 (the “Form 10-Q”).

Other than the changes reflected in these items, this Form 8-K does not modify or update the disclosures in the Form 10-K or in the Form 10-Q in any way.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Restatements of the following sections of Caesars' 2004 Form 10-K

Selected Financial Data

Financial Statements and Supplementary Data

Exhibits and Financial Statement Schedules

99.2	Restatement of the Financial Statements and Supplementary Data for Caesars’ March 31, 2005 Form 10-Q

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: September 14, 2005	By:	/s/ Stephen H. Brammell
Stephen H. Brammell
Senior Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

        Attached as exhibits to this form are the documents listed below:

Exhibit	Document
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Restatements of the following sections of Caesars' 2004 Form 10-K

Selected Financial Data

Financial Statements and Supplementary Data

Exhibits and Financial Statement Schedules

99.2	Restatement of the Financial Statements and Supplementary Data for Caesars’ March 31, 2005 Form 10-Q